UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  April 17, 2012

3D SYSTEMS CORPORATION
(Exact name of Registrant as Specified in its Charter)

Delaware	1-34220	95-4431352
(State or other jurisdiction	(Commission File	(IRS Employer
of Incorporation)	Number)	Identification No.)

333 Three D Systems Circle Rock Hill, South Carolina, 29730
(Address of principal executive offices)

Registrant’s telephone number, including area code:  (803) 326-3900

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

[   ]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[   ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[   ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[   ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On April 17, 2012, the registrant completed a non-material acquisition of Paramount Industries, Inc., a direct manufacturing and product development solutions provider for aerospace and medical device applications. Paramount provides its customers with a range of solutions from complete design-to-manufacturing services to the production of certified end-use parts and products.

The registrant expects to integrate Paramount's manufacturing facilities and advanced tooling and assembly operations with its growing on-demand direct manufacturing services.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

99.1 Press Release dated April 17, 2012 regarding acquisition of Paramount Industries, Inc.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

3D SYSTEMS CORPORATION
Date: April 17, 2012
	By:	/s/ ANDREW M. JOHNSON
	Name:	Andrew M. Johnson
	Title:	Assistant General Counsel

EXHIBIT INDEX

Exhibit No.	Exhibit Description

99.1	3D Systems Press Release regarding acquisition of Paramount Industries, Inc.